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                                                                    EXHIBIT 10.7

                           EXCHANGE APPLICATIONS, INC.

                       FOUNDER RESTRICTED STOCK AGREEMENT

         RESTRICTED STOCK AGREEMENT (this "Agreement"), dated as of November 8th, 1996, by and between EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company"), and Andrew J. Frawley (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the company and Grant & Partners Limited Partnership have entered into an Assignment and Assumption Agreement of even date herewith (the "Assignment Agreement");

         WHEREAS, in connection with the consummation of the assignment and assumption provided in the Assignment Agreement, the Company has agreed to issue shares of its Common Stock to the Employee upon the terms and subject to the conditions hereof; and

         WHEREAS, the Board of Directors of the Company has authorized the purchase of Common Stock by the Employee subject to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Employee hereby agree as follows:

         1. PURCHASE OF STOCK. The Employee hereby agrees to purchase from the Company and the Company hereby agrees to sell to the Employee, on the date hereof 848,800 shares of its Common Stock, $.001 par value per share (the "Stock"), for a purchase price of $.001 per share of Stock (the "Issue Price").

         2. PURCHASE OPTION. All Stock purchased by the Employee pursuant to the terms of this Agreement shall be subject to the option of the Company with respect to the purchase thereof (the "Purchase Option") under circumstances set forth in this Section 2.

         (a) If the employment of the Employee by the Company is terminated (i) voluntarily by the Employee or (ii) by the Company for "cause" at any time prior to the dates set forth below, the Company shall have the right, within 60 days after the date of any such termination, to


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exercise the Purchase Option as to the maximum portion of the Stock determined according to the following table:



If Termination of Employment                   Portion of the Stock Subject
            Occurs                                to the Purchase Option:
----------------------------                   ----------------------------

     Prior to 12/31/96:                                    50%
     From (and including) 12/31/96
       to (but excluding) 12/31/97:                      33.33%
     From (and including) 12/31/97
       to (but excluding) 12/31/98:                      16.67%
     On and after 12/31/98:                               None

         (b) The Purchase Option shall be exercisable by the Company at a price per share of Stock equal to the lesser of the Issue Price or the fair market value of the Stock as determined by the Board of Directors in accordance with the Plan. The Company may assign any or all of its rights to exercise a Purchase Option under this Section 2. If the Company (or its assignee) shall fail to exercise the Purchase Option with respect to any part or all of the Stock subject thereto, such Stock may thereafter be held and transferred by the Employee (or other holder thereof), subject, however, to any transfer or purchase restrictions applicable thereto pursuant to the Company's charter or by-laws or any other agreement relating to the Stock or applicable law. Stock not subject to the Purchase Option is herein referred to as "Vested Stock."

         (c) Notwithstanding anything to the contrary in this Agreement, in the event of a "Change of Control", all Stock held by the Employee issued under this Agreement, and securities issued in respect thereof, shall be deemed Vested Stock and the Purchase Option shall immediately terminate and be of no further force and effect. A "Change of Control" shall mean (i) the direct or indirect acquisition by any person of 50% or more of the aggregate voting power of the Company, (ii) the sale of all or substantially all of the assets of the Company (other than a merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any entity if 50% or more of the aggregate voting power of such entity is held immediately after such transaction by persons who were stockholders of the Company immediately prior to such transaction).

         (d) For purposes hereof, "cause" shall mean the Employee's (i) failure to devote his full time and efforts to the business of the Company, (ii) commission of any act of embezzlement, fraud, larceny or theft or other willful misconduct injurious to the Company or (iii) breach of his

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obligations under the Employment Agreement of even date herewith to which he is a party with the Company.

         3. RESTRICTIONS ON TRANSFER. The Employee shall not sell, transfer, pledge, hypothecate or otherwise dispose of or encumber (other than to the Company pursuant to Section 2 above) any of the Stock that is not Vested Stock. Notwithstanding the foregoing, the Employee may transfer all or any of the Stock to any member of his immediate family (as defined below) or to any trust for the benefit of such family member or the Employee, PROVIDED that such transferee shall agree with the Company in writing, as a condition to such transfer, to be bound by all of the provisions of this Agreement, and PROVIDED, FURTHER, that the Employee's employment (rather than an employment of such transferee) shall continue to govern for purposes of Section 2. The term "immediate family" shall mean any parent, spouse, lineal descendant, brother or sister of the Employee.

         4. MANNER OF EXERCISE. The Purchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed to the Employee (or to his personal representative if the Employee is deceased) as provided in Section 12(a) below. The price for the Stock upon exercise of the Purchase Option shall be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check), or both.

         5. APPLICATION TO OTHER PROPERTY. If from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or if there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then, in any such event, any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of his ownership of any Stock which then remains subject to the Purchase Option in Section 2 above shall be immediately subject to the Purchase Option and shall be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the Stock which then remains subject to the Purchase Option in Section 2 above. While the total Issue Price for such Stock shall remain the same after each such event, the Issue Price per unit of Stock (or substituted or additional property) upon exercise of the Purchase Option shall be appropriately adjusted.



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         6.       INVESTMENT REPRESENTATIONS; TRANSFER LEGENDS.

         (a) In connection with his purchase of the Stock, the Employee hereby represents and warrants to the Company as follows:

                  (i) The Employee is purchasing the Stock solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Act. The Employee also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for the Employee's account only, and neither in whole or in part for any other person. The Employee either has a pre-existing business or personal relationship with the Company or its officers, directors or controlling persons or by reason of the Employee's business or financial experience or the business or financial experience of the Employee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Employee's own interests in connection with this transaction.

                  (ii) The Employee has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Employee has deemed necessary and appropriate to enable the Employee to evaluate the financial risk inherent in making an investment in the Stock, and the Employee has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                  (iii) The Employee realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk, and the Employee is able to hold the Stock for an indefinite period of time and suffer a complete loss on his investment.

                   (iv) The Employee understands and acknowledges that:

                           (I)  the sale of the Stock has not been registered
under the Securities Act of 1933 (the "Act"), and the Stock must be held indefinitely unless subsequently registered under said Act or an


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exemption from such registration is available and the Company is under no obligation to register the Stock;

                            (II) the share certificate(s) representing the
 Stock will be stamped with the legends specified in this Section; and

                           (III) the Company will make a notation in its
records of the aforementioned restrictions on transfer and legends.

                           (IV) The Employee understands that the Stock
constitutes restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment for the Stock, and even then will not be available unless (I) a public trading market then exists for the Common Stock, (II) adequate information concerning the Company is then available to the public, and (III) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions.

                  (v) Without in any way limiting his representations set forth above, the Employee further agrees that he shall in no event make any disposition of all or any portion of the Stock unless and until:

                  (A)(1) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or, (2)(a) the Employee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (b) the Employee shall have furnished the Company with an opinion of the Employee's counsel to the effect that such disposition will not require registration of the Stock under the Act, and (c) such opinion of the Employee's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Employee of such concurrence; and,

                  (B) The Stock proposed to be transferred is no longer subject to the purchase options set forth herein.

                  (b) All certificates representing any Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:



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                  (i) "This security may not be sold, assigned, or otherwise transferred or disposed of except in compliance with the conditions specified in the Founder Restricted Stock Agreement, dated as of November 15, 1996, between the Corporation and the holder of this security, as amended from time to time, a copy of which will be furnished by the Corporation without charge upon written request."

                 (ii) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or such laws or an exemption from registration under said Act or such laws, which in the opinion of counsel are reasonably satisfactory to counsel for this corporation, is available."

                (iii) Any legend required to be placed thereon by appropriate Blue Sky officials.

         7. DEPOSIT OF SHARES. As security for the Employee's faithful performance of the terms of this Agreement and to ensure that the Stock will be available for delivery upon exercise of the Purchase Option as herein provided, the Employee agrees to deliver to and deposit with the Secretary of the Company ("Escrow Agent"), as Escrow Agent in this transaction, one stock assignment duly endorsed (with date and number of shares blank) together with the certificate or certificates evidencing the Stock. Such documents are to be held by the Escrow Agent during the term of this Agreement and shall be delivered by the Escrow Agent to the Company on the written notice by the Company to the Escrow Agent that the Company has exercised the Purchase Option, or in the event this Agreement terminates without the exercise by the Company of the Purchase Option as to all of the Stock, the Company shall instruct the Escrow Agent to deliver to the Employee the portion of such Stock as to which the Purchase Option was not exercised.

         8. TRANSFERS NOT RECOGNIZED. The Company shall not be required (i) to transfer on its books any shares of Stock which shall have been transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Stock shall have been transferred.

         9. RIGHTS AS STOCKHOLDER. Subject to the provisions of Section 7 above, the Employee shall, during the term of this Agreement, exercise all

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rights and privileges of a stockholder of the Company with respect to the Stock, including without limitation the right to vote and the right to receive any dividends payable with respect thereto.

         10. TAXES. The Employee acknowledges that an amount equal to the fair market value of the Stock in excess of the Issue Price shall constitute income received by the Employee for income tax purposes, and that provision must be made for income taxes to be withheld by the Company with respect to Stock, whenever and to the extent that the Company's Purchase Option expires pursuant to Section 3 of this Agreement, or upon the execution of this Agreement if the Employee makes an election pursuant to Section 83(b) of the Internal Revenue Code. The Employee agrees that he will make appropriate provisions for the collection and payment of such withholding taxes, in whatever manner is reasonably determined by the Company, including without limitation payment by the Employee to the Company of cash in the amount of required withholding taxes or withholding from other compensation due the Employee.

         11. MISCELLANEOUS. (a) Any notice hereunder shall be in writing personally delivered by courier or mailed by registered or certified mail, postage prepaid, and addressed to the Employee at the address appearing in the records of the Company or to the Company at its principal executive offices, or at such other address as may be specified by the Employee or the Company to the other party by notice given in the manner herein provided. A notice shall be deemed to have been given and received upon the earlier of (i) three business days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

                  (b) No waiver by a party hereto of a breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision thereof.

                  (c) The Employee acknowledges that the remedy at law for any breach of this Agreement will be inadequate, and agrees that the Company shall, in addition to whatever other remedies it may have, be entitled to injunctive relief.

                  (d) This Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to principles of conflicts or choice of laws of Massachusetts or of any other jurisdiction). Subject to the terms of the Plan, this Agreement sets forth the entire


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agreement between the parties concerning the subject matter hereof and supersedes any prior agreements and understandings relating to the subject matter hereof. No amendment or modification hereof will be effective unless it is in writing and signed by the parties.

                  (e) This Agreement shall bind and benefit the parties hereto and their respective successors and legal representatives and permitted assigns.

                  (f) If any provision of this Agreement is unenforceable or illegal, the remainder of this Agreement shall remain in full force and effect. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with applicable law.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal on the date first above written.

                                       EXCHANGE APPLICATIONS, INC.


                                       By:  /s/  Michael J. Feldman
                                          ------------------------------

                                       Title:  Vice President
                                               -------------------------


                                       /S/  Andrew J. Frawley
                                       ---------------------------------
                                       Name of Employee